Exhibit 99.1

PRESS RELEASE OF NORTHWEST BANCSHARES, INC.

EARNINGS RELEASE

FOR IMMEDIATE RELEASE

Contact:   William J. Wagner, President and Chief Executive Officer (814) 726-2140

William W. Harvey, Jr., Executive Vice President and Chief Financial Officer (814) 726-2140

Northwest Bancshares, Inc. Announces First Quarter 2014
Earnings and Dividend Declaration

Warren, Pennsylvania – April 21, 2014

Northwest Bancshares, Inc. (NasdaqGS: NWBI) announced net income for the quarter ended March 31, 2014 of $14.6 million, or $0.16 per diluted share.  This represents a decrease of $658,000, or 4.3%, over the same quarter last year when net income was $15.3 million, or $0.17 per diluted share, and a decrease of $5.8 million, or 28.1%, compared to the quarter ended December 31, 2013 when net income was $20.4 million, or $0.22 per diluted share.  The annualized returns on average shareholders’ equity and average assets for the current quarter were 5.16% and 0.75% compared to 5.45% and 0.78% for the same quarter last year and 7.06% and 1.02% for the quarter ended December 31, 2013.

The Company also announced that its Board of Directors declared a regular quarterly cash dividend of $0.13 per share in addition to the $1.00 special dividend announced on April 14, 2014.  Both dividends are payable on May 15, 2014, to shareholders of record as of May 1, 2014 with an ex-dividend date, as established by Nasdaq, of April 29, 2014.  This represents the 78th consecutive quarter in which the Company has paid a cash dividend.

In making this announcement, William J. Wagner, President and CEO, noted, “Our operating results for the first quarter did not meet our expectations due primarily to the deterioration of two commercial loans.  However, core earnings remained relatively consistent with little change in our net interest margin during the quarter, a 6.3% increase in fee-based income from a year ago and a 3.3% year-over-year increase in operating expense. Market reaction to the $1.00 per share special dividend has been positive. We are hopeful that the significant increase in the market value of our shares that followed the announcement will enable Northwest to achieve greater success in pursuing mergers and acquisitions that are beneficial to our shareholders.  Finally, we were pleased to learn that Forbes named our company to its list of America’s 50 Most Trustworthy Financial Companies.”

Net interest income decreased by $3.1 million, or 4.8%, to $60.9 million for the quarter ended March 31, 2014, from $64.0 million for the quarter ended March 31, 2013, as decreases in interest income on loans receivable and investment securities of $3.6 million and $881,000, respectively, were partially offset by a $1.3 million decrease in interest paid on deposit accounts.  These changes from the previous year were due primarily to the continued low level of market interest rates.

The provision for loan losses increased by $327,000, or 4.6%, to $7.5 million for the quarter ended March 31, 2014, from $7.2 million for the quarter ended March 31, 2013 and increased by $6.5 million compared to the quarter ended December 31, 2013.  This increase is due primarily to two commercial loans requiring reserves of $4.9 million and $1.2 million, respectively.  Had it not been for these two extraordinary items, the quarterly provision would have been significantly less as asset quality has improved greatly with loans 90 days or more delinquent decreasing $21.2 million, or 29.2%, from a year ago.  At March 31, 2014, the allowance for loan losses was $76.2 million, or 1.30% of total loans, compared to $72.0 million, or 1.28% of total loans, at March 31, 2013.  Net charge-offs were $2.6 million, or 0.18% of average loans for the quarter ended March 31, 2014 compared to $8.4 million, or 0.59% for the same quarter last year.

Noninterest income increased by $3.3 million, or 20.0%, to $19.7 million for the quarter ended March 31, 2014, from $16.4 million for the quarter ended March 31, 2013.  This increase is due primarily to a $3.2 million increase in the gain on sale of investments. Additionally, trust and other financial services income increased by $843,000, due primarily to our acquisition of Evans Capital Management, Inc. as of January 1, 2014.  Partially offsetting these increases was a decrease in mortgage banking income of $707,000, due primarily to the retention of the residential mortgage loans that we originated during the current quarter.

Noninterest expense increased by $1.7 million, or 3.3%, to $53.2 million for the quarter ended March 31, 2014, from $51.5 million for the quarter ended March 31, 2013. This increase was due primarily to a $736,000 increase in processing expense as the result of software upgrades.  Additionally, office operations increased by $489,000, due primarily to increased collections costs. Partially offsetting these increases was a decrease in marketing expense of $263,000, which was due to the timing of various campaigns in the current and prior year.

Our effective tax rate of 26.5% during the quarter ended March 31, 2014 is reflective of the expected lower annual tax rate due primarily to the deductibility of dividends paid on the Company’s stock held in our Employee Stock Ownership Plan and 401(k) plan.

Headquartered in Warren, Pennsylvania, Northwest Bancshares, Inc. is the holding company of Northwest Savings Bank.  Founded in 1896, Northwest Savings Bank is a full-service financial institution offering a complete line of business and personal banking products, employee benefits and wealth management services, as well as the fulfillment of business and personal insurance needs. Northwest operates 165 community banking offices in Pennsylvania, New York, Ohio and Maryland and 50 consumer finance offices in Pennsylvania through its subsidiary, Northwest Consumer Discount Company.  Northwest Bancshares, Inc.’s common stock is listed on the NASDAQ Global Select Market. Additional information regarding Northwest Bancshares, Inc. can be accessed on-line at www.northwestsavingsbank.com.

#                                                                                         #                                                                                         #

Forward-Looking Statements - This release may contain forward-looking statements with respect to the financial condition and results of operations of Northwest Bancshares, Inc. including, without limitations, statements relating to the earnings outlook of the Company. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements, include among others, the following possibilities: (1) changes in the interest rate environment; (2) competitive pressure among financial services companies; (3) general economic conditions including an increase in non-performing loans; (4) changes in legislation or regulatory requirements; (5) difficulties in continuing to improve operating efficiencies; (6) difficulties in the integration of acquired businesses; and (7) increased risk associated with an increase in commercial real-estate and business loans.  Management has no obligation to revise or update these forward-looking statements to reflect events or circumstances that arise after the date of this release.

Northwest Bancshares, Inc. and Subsidiaries

Consolidated Statements of Financial Condition

(Dollars in thousands, except per share amounts)

	(Unaudited)
	March 31,	December 31,
	2014	2013
Assets
Cash and cash equivalents	$81,927	98,122
Interest-earning deposits in other financial institutions	379,765	293,149
Federal funds sold and other short-term investments	634	634
Marketable securities available-for-sale (amortized cost of $1,008,975 and $1,022,078)	1,009,717	1,016,767
Marketable securities held-to-maturity (fair value of $120,933 and $124,061)	117,724	121,366
Total cash, interest-earning deposits and marketable securities	1,589,767	1,530,038

Residential mortgage loans held for sale	—	221
Residential mortgage loans	2,485,688	2,482,783
Home equity loans	1,065,988	1,083,939
Other consumer loans	223,045	228,348
Commercial real estate loans	1,664,255	1,608,399
Commercial loans	412,098	402,601
Total loans receivable	5,851,074	5,806,291
Allowance for loan losses	(76,234)	(71,348)
Loans receivable, net	5,774,840	5,734,943

Federal Home Loan Bank stock, at cost	43,714	43,715
Accrued interest receivable	22,188	21,821
Real estate owned, net	16,692	18,203
Premises and Equipment, net	146,880	146,139
Bank owned life insurance	141,173	140,172
Goodwill	175,988	174,463
Other intangible assets	4,025	2,319
Other assets	59,693	69,663
Total assets	$7,974,960	7,881,476

Liabilities and Shareholders’ equity
Liabilities
Noninterest-bearing demand deposits	$844,743	789,135
Interest-bearing demand deposits	890,788	852,809
Money market deposit accounts	1,176,462	1,167,954
Savings deposits	1,236,130	1,191,584
Time deposits	1,626,740	1,667,397
Total deposits	5,774,863	5,668,879
Borrowed funds	865,621	881,645
Advances by borrowers for taxes and insurance	31,074	26,669
Accrued interest payable	860	888
Other liabilities	41,892	43,499
Junior subordinated debentures	103,094	103,094
Total liabilities	6,817,404	6,724,674

Shareholders’ equity
Preferred stock, $0.01 par value, 50,000,000 shares authorized, no shares issued	—	—
Common stock, $0.01 par value: 500,000,000 shares authorized, 94,464,430 shares and 94,243,713 shares issued and outstanding, respectively	945	943
Paid-in-capital	622,758	619,678
Retained earnings	564,580	571,164
Unallocated common stock of Employee Stock Ownership Plan	(22,632)	(23,083)
Accumulated other comprehensive loss	(8,095)	(11,900)
Total shareholders’ equity	1,157,556	1,156,802
Total liabilities and shareholders’ equity	$7,974,960	7,881,476

Equity to assets	14.51%	14.68%
Tangible common equity to assets	12.54%	12.72%
Book value per share	$12.25	12.27
Tangible book value per share	$10.35	10.40
Closing market price per share	$14.60	14.78
Full time equivalent employees	2,050	2,043
Number of banking offices	165	165

Northwest Bancshares, Inc. and Subsidiaries

Consolidated Statements of Income

(Dollars in thousands, except per share amounts)

	Quarter ended
	March 31,		December 31,
	2014	2013	2013
Interest income:
Loans receivable	$69,373	72,973	70,849
Mortgage-backed securities	2,793	3,441	2,956
Taxable investment securities	1,080	905	1,052
Tax-free investment securities	1,655	2,063	1,748
Interest-earning deposits	200	251	249
Total interest income	75,101	79,633	76,854

Interest expense:
Deposits	6,490	7,814	6,911
Borrowed funds	7,714	7,831	7,894
Total interest expense	14,204	15,645	14,805

Net interest income	60,897	63,988	62,049
Provision for loan losses	7,485	7,158	964
Net interest income after provision for loan losses	53,412	56,830	61,085

Noninterest income:
Impairment losses on securities	—	—	(713)
Noncredit related losses on securities not expected to be sold (recognized in other comprehensive income)	—	—	—
Net impairment losses	—	—	(713)
Gain on sale of investments, net	3,348	101	5,889
Service charges and fees	8,408	8,691	8,874
Trust and other financial services income	3,047	2,204	2,483
Insurance commission income	2,564	2,295	2,131
Loss on real estate owned, net	(135)	(130)	(660)
Income from bank owned life insurance	1,001	1,085	1,846
Mortgage banking income	249	956	228
Other operating income	1,175	1,176	869
Total noninterest income	19,657	16,378	20,947

Noninterest expense:
Compensation and employee benefits	27,972	27,930	28,475
Premises and occupancy costs	6,557	6,153	5,652
Office operations	3,757	3,268	3,823
Processing expenses	6,589	5,853	6,269
Marketing expenses	1,637	1,900	1,259
Federal deposit insurance premiums	1,297	1,438	1,361
Professional services	2,062	1,693	2,044
Amortization of intangible assets	331	348	222
Real estate owned expense	639	599	557
Other expense	2,322	2,289	2,918
Total noninterest expense	53,163	51,471	52,580

Income before income taxes	19,906	21,737	29,452
Income tax expense	5,266	6,439	9,089

Net income	$14,640	15,298	20,363

Basic earnings per share	$0.16	0.17	0.22

Diluted earnings per share	$0.16	0.17	0.22

Annualized return on average equity	5.16%	5.45%	7.06%
Annualized return on average assets	0.75%	0.78%	1.02%

Basic common shares outstanding	91,154,998	90,403,909	90,864,076
Diluted common shares outstanding	92,353,312	90,878,903	92,245,167

Northwest Bancshares, Inc. and Subsidiaries

Asset quality

(Dollars in thousands)

	March 31, 2014	December 31, 2013	March 31, 2013	December 31, 2012

Non-accrual loans current:
Residential mortgage loans	$1,064	1,361	1,728	797
Home equity loans	1,771	835	1,050	635
Other consumer loans	136	98	87	44
Commercial real estate loans	26,564	17,866	25,203	24,960
Commercial loans	19,603	13,357	9,069	5,424
Total non-accrual loans current	$49,138	33,517	37,137	31,860

Non-accrual loans delinquent 30 days to 59 days:
Residential mortgage loans	$741	427	1,789	—
Home equity loans	155	404	222	—
Other consumer loans	36	15	26	—
Commercial real estate loans	4,118	3,468	5,105	5,549
Commercial loans	5	7,650	2,631	2,002
Total non-accrual loans delinquent 30 days to 59 days	$5,055	11,964	9,773	7,551

Non-accrual loans delinquent 60 days to 89 days:
Residential mortgage loans	$1,914	864	1,969	—
Home equity loans	485	280	330	—
Other consumer loans	99	87	74	—
Commercial real estate loans	902	2,036	2,506	2,802
Commercial loans	95	716	1,318	9,652
Total non-accrual loans delinquent 60 days to 89 days	$3,495	3,983	6,197	12,454

Non-accrual loans delinquent 90 days or more:
Residential mortgage loans	$20,564	24,625	24,416	24,286
Home equity loans	8,420	8,344	7,967	8,479
Other consumer loans	1,818	2,057	1,802	1,936
Commercial real estate loans	16,098	18,433	22,204	24,550
Commercial loans	4,494	4,298	16,246	9,096
Total non- accrual loans delinquent 90 days or more	$51,394	57,757	72,635	68,347

Total non-accrual loans	$109,082	107,221	125,742	120,212

	March 31,	December 31,	March 31,	December 31,
	2014	2013	2013	2012

Non-accrual loans	$109,082	107,221	125,742	120,212
Loans 90 days past maturity and still accruing	709	690	781	1,698
Nonperforming loans	109,791	107,911	126,523	121,910
Real estate owned, net	16,692	18,203	24,035	26,165
Nonperforming assets	$126,483	126,114	150,558	148,075

Non-accrual troubled debt restructuring *	$34,268	28,889	46,109	41,166
Accruing troubled debt restructuring	40,243	50,277	45,256	48,278
Total troubled debt restructuring	$74,511	79,166	91,365	89,444

Nonperforming loans to total loans	1.88%	1.86%	2.26%	2.14%

Nonperforming assets to total assets	1.59%	1.60%	1.88%	1.86%

Allowance for loan losses to total loans	1.30%	1.23%	1.28%	1.28%

Allowance for loan losses to nonperforming loans	69.44%	66.12%	56.91%	60.06%

* Amounts included in nonperforming loans above.

Northwest Bancshares, Inc. and Subsidiaries

Delinquency

(Dollars in thousands)

Loan delinquency schedule

(Number of loans and dollar amount of loans)

	March 31,			December 31,			March 31,			December 31,
	2014		*	2013		*	2013		*	2012		*
Loans delinquent 30 days to 59 days:
Residential mortgage loans	352	$26,874	1.1%	374	$27,486	1.1%	410	$33,054	1.4%	430	$32,921	1.4%
Home equity loans	172	5,449	0.5%	213	6,946	0.6%	204	6,254	0.6%	224	6,534	0.6%
Consumer loans	749	3,412	1.5%	1,010	4,515	2.0%	789	3,684	1.7%	1,122	5,456	2.4%
Commercial real estate loans	84	26,518	1.6%	73	8,449	0.5%	93	12,833	0.8%	87	13,001	0.8%
Commercial loans	41	1,375	0.3%	34	9,243	2.3%	49	4,620	1.2%	41	3,233	0.8%
Total loans delinquent 30 days to 59 days	1,398	$63,628	1.1%	1,704	$56,639	1.0%	1,545	60,445	1.1%	1,904	$61,145	1.1%

Loans delinquent 60 days to 89 days:
Residential mortgage loans	46	$3,674	0.1%	103	$7,568	0.3%	54	$4,577	0.2%	100	$9,387	0.4%
Home equity loans	42	1,437	0.1%	67	2,243	0.2%	67	2,321	0.2%	65	1,977	0.2%
Consumer loans	330	1,289	0.6%	507	1,866	0.8%	302	1,145	0.5%	448	1,830	0.8%
Commercial real estate loans	33	2,570	0.2%	35	3,968	0.2%	32	4,448	0.3%	33	4,596	0.3%
Commercial loans	9	473	0.1%	16	1,555	0.4%	19	1,654	0.4%	17	10,158	2.6%
Total loans delinquent 60 days to 89 days	460	$9,443	0.2%	728	$17,200	0.3%	474	14,145	0.3%	663	$27,948	0.5%

Loans delinquent 90 days or more:
Residential mortgage loans	236	$20,564	0.8%	273	$24,625	1.0%	233	$24,416	1.0%	266	$24,286	1.0%
Home equity loans	176	8,420	0.8%	171	8,344	0.8%	179	7,967	0.8%	175	8,479	0.8%
Consumer loans	391	1,818	0.8%	470	2,057	0.9%	374	1,802	0.8%	427	1,936	0.8%
Commercial real estate loans	116	16,098	1.0%	124	18,433	1.1%	127	22,204	1.4%	146	24,550	1.5%
Commercial loans	33	4,494	1.1%	31	4,298	1.1%	51	16,246	4.1%	61	9,096	2.3%
Total loans delinquent 90 days or more	952	$51,394	0.9%	1,069	$57,757	1.0%	964	72,635	1.3%	1,075	$68,347	1.2%

Total loans delinquent	2,810	$124,465	2.1%	3,501	$131,596	2.3%	2,983	$147,225	2.6%	3,642	$157,440	2.8%

* - Represents delinquency, in dollars, divided by the respective total amount of that type of loan outstanding.

Northwest Bancshares, Inc. and Subsidiaries

Loans by credit quality indicators as of March 31, 2014

(Dollars in thousands)

						Recorded
						investment
		Special				in loans
	Pass	mention	Substandard	Doubtful	Loss	receivable
Personal Banking:
Residential mortgage loans	$2,469,561	—	14,649	—	1,478	2,485,688
Home equity loans	1,057,568	—	8,420	—	—	1,065,988
Other consumer loans	221,776	—	1,269	—	—	223,045
Total Personal Banking	3,748,905	—	24,338	—	1,478	3,774,721

Business Banking:
Commercial real estate loans	1,456,037	54,004	151,248	2,966	—	1,664,255
Commercial loans	357,778	11,987	33,515	8,818	—	412,098
Total Business Banking	1,813,815	65,991	184,763	11,784	—	2,076,353

	$5,562,720	65,991	209,101	11,784	1,478	5,851,074

Northwest Bancshares, Inc. and Subsidiaries

Loans by credit quality indicators as of December 31, 2013

(Dollars in thousands)

						Recorded
						investment
		Special				in loans
	Pass	mention	Substandard	Doubtful	Loss	receivable
Personal Banking:
Residential mortgage loans	$2,464,057	—	17,626	—	1,321	2,483,004
Home equity loans	1,075,595	—	8,344	—	—	1,083,939
Other consumer loans	226,922	—	1,426	—	—	228,348
Total Personal Banking	3,766,574	—	27,396	—	1,321	3,795,291

Business Banking:
Commercial real estate loans	1,398,652	46,557	161,906	1,284	—	1,608,399
Commercial loans	345,612	12,045	43,040	1,904	—	402,601
Total Business Banking	1,744,264	58,602	204,946	3,188	—	2,011,000

	$5,510,838	58,602	232,342	3,188	1,321	5,806,291

Northwest Bancshares, Inc. and Subsidiaries

Allowance for loan losses

(Dollars in thousands)

	Quarter ended		Year ended
	March 31,		December 31,
	2014	2013	2013	2012
Allowance for loan losses
Beginning balance	$71,348	73,219	73,219	71,138
Provision	7,485	7,158	18,519	26,338
Charge-offs residential mortgage	(459)	(679)	(2,501)	(4,295)
Charge-offs home equity	(372)	(370)	(2,239)	(4,066)
Charge-offs other consumer	(1,716)	(1,404)	(6,055)	(5,919)
Charge-offs commercial real estate	(932)	(3,990)	(10,042)	(9,919)
Charge-offs commercial	(770)	(2,680)	(5,007)	(6,254)
Recoveries	1,650	755	5,454	6,196
Ending balance	$76,234	72,009	71,348	73,219

Net charge-offs to average loans, annualized	0.18%	0.59%	0.36%	0.43%

Northwest Bancshares, Inc. and Subsidiaries

Municipal securities portfolio

(Dollars in thousands)

	March 31, 2014			As a % of
	Market	Amortized	Unrealized	amortized
	value	cost	gain/ (loss)	cost
Municipal securities by state:
Pennsylvania
School districts	$74,904	73,474	1,430	46.7%
General obligations	28,986	28,267	719	18.0%
Revenue bonds	1,080	1,080	—	0.7%
Total Pennsylvania	104,970	102,821	2,149	65.4%
New York	15,924	15,668	256	10.0%
Ohio	6,183	5,976	207	3.7%
All other states	34,252	32,837	1,415	20.9%
	$161,329	157,302	4,027

	December 31, 2013			As a % of
	Market	Amortized	Unrealized	amortized
	value	cost	gain	cost
Municipal securities by state:
Pennsylvania
School districts	$76,736	75,767	969	47.1%
General obligations	28,745	28,264	481	17.6%
Revenue bonds	1,071	1,080	(9)	0.7%
Total Pennsylvania	106,552	105,111	1,441	65.4%
New York	15,857	15,665	192	9.7%
Ohio	5,980	5,975	5	3.7%
All other states	34,828	34,014	814	21.2%
	$163,217	160,765	2,452

Northwest Bancshares, Inc. and Subsidiaries

Average balance sheet

(Dollars in thousands)

The following table sets forth certain information relating to the Company’s average balance sheet and reflects the average yield on assets and average cost of liabilities for the periods indicated.  Such yields and costs are derived by dividing income or expense by the average balance of assets or liabilities, respectively, for the periods presented.  Average balances are calculated using daily averages.

	Quarter ended March 31,
	2014			2013
			Avg.			Avg.
	Average		Yield/	Average		Yield/
	Balance	Interest	Cost (g)	Balance	Interest	Cost (g)
Assets:
Interest-earning assets:
Loans receivable (a) (b) (d)	$5,823,527	69,916	4.87%	$5,638,332	73,527	5.22%
Mortgage-backed securities (c)	621,146	2,793	1.80%	725,524	3,441	1.90%
Investment securities (c) (d)	507,354	3,627	2.86%	470,386	4,079	3.47%
FHLB stock	43,715	275	2.52%	46,868	38	0.32%
Other interest-earning deposits	351,615	200	0.23%	452,385	251	0.22%

Total interest-earning assets	7,347,357	76,811	4.23%	7,333,495	81,336	4.44%

Noninterest-earning assets (e)	584,754			585,516

Total assets	$7,932,111			$7,919,011

Liabilities and shareholders’ equity:
Interest-bearing liabilities:
Savings deposits	$1,208,349	804	0.27%	$1,180,487	894	0.31%
Interest-bearing demand deposits	851,723	139	0.07%	840,264	139	0.07%
Money market deposit accounts	1,173,957	782	0.27%	1,107,522	742	0.27%
Time deposits	1,642,224	4,765	1.18%	1,849,782	6,039	1.32%
Borrowed funds (f)	881,187	6,557	3.02%	853,487	6,426	3.05%
Junior subordinated debentures	103,094	1,157	4.49%	103,094	1,405	5.45%

Total interest-bearing liabilities	5,860,534	14,204	0.98%	5,934,636	15,645	1.07%

Noninterest-bearing demand deposits	815,117			768,071
Noninterest-bearing liabilities	105,027			77,106

Total liabilities	6,780,678			6,779,813

Shareholders’ equity	1,151,433			1,139,198

Total liabilities and shareholders’ equity	$7,932,111			$7,919,011

Net interest income/ Interest rate spread		62,607	3.25%		65,691	3.37%

Net interest-earning assets/ Net interest margin	$1,486,823		3.45%	$1,398,859		3.58%

Ratio of interest-earning assets to interest-bearing liabilities	1.25X			1.24X

(a) Average gross loans receivable includes loans held as available-for-sale and loans placed on nonaccrual status.

(b) Interest income includes accretion/ amortization of deferred loan fees/ expenses, which was not material.

(c) Average balances do not include the effect of unrealized gains or losses on securities held as available-for-sale.

(d) Interest income on tax-free investment securities and tax-free loans are presented on a fully taxable equivalent basis.

(e) Average balances include the effect of unrealized gains or losses on securities held as available-for-sale.

(f) Average balances include FHLB borrowings and securities sold under agreements to repurchase.

(g) Shown on a FTE basis. GAAP basis yields for the periods indicated were: Loans - 4.83% and 5.18%, respectively, Investment securities - 2.16% and 2.52%, respectively, Interest-earning assets - 4.16% and 4.35%, respectively. GAAP basis net interest rate spreads were 3.18% and 3.28%, respectively, and GAAP basis net interest margins were 3.38% and 3.49%, respectively.

Northwest Bancshares, Inc. and Subsidiaries

Average balance sheet

(Dollars in thousands)

The following table sets forth certain information relating to the Company’s average balance sheet and reflects the average yield on assets and average cost of liabilities for the periods indicated.  Such yields and costs are derived by dividing income or expense by the average balance of assets or liabilities, respectively, for the periods presented.  Average balances are calculated using daily averages.

	Quarter ended
	March 31, 2014			December 31, 2013
			Avg.			Avg.
	Average		Yield/	Average		Yield/
	Balance	Interest	Cost (g)	Balance	Interest	Cost (g)
Assets:
Interest-earning assets:
Loans receivable (a) (b) (d)	$5,823,527	69,916	4.87%	$5,762,308	71,421	4.96%
Mortgage-backed securities (c)	621,146	2,793	1.80%	653,526	2,956	1.81%
Investment securities (c) (d)	507,354	3,627	2.86%	528,612	3,740	2.83%
FHLB stock	43,715	275	2.52%	43,715	180	1.65%
Other interest-earning deposits	351,615	200	0.23%	373,694	249	0.26%

Total interest-earning assets	7,347,357	76,811	4.23%	7,361,855	78,546	4.27%

Noninterest-earning assets (e)	584,754			541,511

Total assets	$7,932,111			$7,903,366

Liabilities and shareholders’ equity:
Interest-bearing liabilities:
Savings deposits	$1,208,349	804	0.27%	$1,191,476	919	0.31%
Interest-bearing demand deposits	851,723	139	0.07%	851,356	144	0.07%
Money market deposit accounts	1,173,957	782	0.27%	1,160,520	783	0.27%
Time deposits	1,642,224	4,765	1.18%	1,690,251	5,065	1.19%
Borrowed funds (f)	881,187	6,557	3.02%	889,920	6,711	2.99%
Junior subordinated debentures	103,094	1,157	4.49%	103,094	1,183	4.49%

Total interest-bearing liabilities	5,860,534	14,204	0.98%	5,886,617	14,805	1.00%

Noninterest-bearing demand deposits	815,117			808,732
Noninterest-bearing liabilities	105,027			64,338

Total liabilities	6,780,678			6,759,687

Shareholders’ equity	1,151,433			1,143,679

Total liabilities and shareholders’ equity	$7,932,111			$7,903,366

Net interest income/ Interest rate spread		62,607	3.25%		63,741	3.27%

Net interest-earning assets/ Net interest margin	$1,486,823		3.45%	$1,475,238		3.46%

Ratio of interest-earning assets to interest-bearing liabilities	1.25X			1.25X

(a)	Average gross loans receivable includes loans held as available-for-sale and loans placed on nonaccrual status.
(b)	Interest income includes accretion/ amortization of deferred loan fees/ expenses, which was not material.
(c)	Average balances do not include the effect of unrealized gains or losses on securities held as available-for-sale.
(d)	Interest income on tax-free investment securities and tax-free loans are presented on a fully taxable equivalent basis.
(e)	Average balances include the effect of unrealized gains or losses on securities held as available-for-sale.
(f)	Average balances include FHLB borrowings and securities sold under agreements to repurchase.
(g)

Shown on a FTE basis. GAAP basis yields for the periods indicated were: Loans - 4.83% and 4.92%, respectively, Investment securities - 2.16% and 2.12%, respectively, Interest-earning assets - 4.16% and 4.19%, respectively. GAAP basis net interest rate spreads were 3.18% and 3.19%, respectively, and GAAP basis net interest margins were 3.38% and 3.38%, respectively.